UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Rule 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The North Country Funds

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The North Country Large Cap Equity Fund

Your action is required. Please vote today.

January 22, 2025

Dear Shareholder:

We are excited to share news about the evolution of The North Country Large Cap Equity Fund (the "Fund"). The current investment adviser to the Fund, North Country Investment Advisers, Inc. ("North Country Advisers"), has notified the Board of Trustees (the "Board") that it intends to exit the mutual fund investment advisory business. Therefore, we are now taking the next step in the evolution of the management and operation of the Fund by having the Fund join forces with Advisors Preferred LLC ("Advisors Preferred"). Advisors Preferred commenced operations in 2011 as an investment adviser to mutual funds. Advisors Preferred focuses its years of expertise in operating mutual funds to support the efficient delivery of investment strategies and operational excellence for the benefit of fund shareholders. We believe Advisors Preferred will bring strategic collaboration, resources and new relationships that may benefit the Fund and, ultimately, you (the shareholder). To effect the new relationship with Advisors Preferred as anticipated, the Fund needs your vote as described in the attached proxy materials.

The enclosed Proxy Statement contains information about two proposals (each a "Proposal") to be voted on at the Fund's two special meetings of shareholders to be held on February 26, 2025 (the "Meetings"). The first special meeting of shareholders is to be held at 41 S. High St. #1700, Columbus, Ohio 43215 at 10:00 a.m., Eastern Time (the "First Meeting"), and the second special meeting of shareholders is to be held at 41 S. High St. #1700, Columbus, Ohio 43215 at 10:30 a.m., Eastern Time (the "Second Meeting").

As discussed in more detail in the enclosed Proxy Statement, the Meetings are being held to seek shareholder approval of two proposals related to the Fund. At the First Meeting, shareholders will be asked to approve the election of five new trustees that will replace the existing trustees. At the Second Meeting, shareholders will be asked to approve a new investment advisory agreement between the Fund and Advisors Preferred (the "New Advisory Agreement"), which will replace the Fund's

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existing advisory agreement with North Country Advisers, and an adjournment proposal at the Second Meeting.

Fund Proposals

First Meeting

(1)	To approve the election of five new trustees: Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby.

Second Meeting

(2)	To approve the New Advisory Agreement.

(3)	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient votes to approve the foregoing Proposal #2.

The Fund's advisory fee rate will decrease from 0.75% to 0.70% as a result of the proposed change in investment adviser; and Advisors Preferred will cap total Fund operating expenses at 1.03% for at least two years. Furthermore, we hope to achieve increased efficiency across several areas of Fund operations, which may result in cost savings to shareholders over time. For presenting Advisors Preferred as the proposed successor investment adviser to the Board, North Country Advisers or its parent entity is entitled to certain payments from Advisors Preferred following the approval of Advisors Preferred as the new investment adviser to the Fund.

The current Trustees plan to conclude their service upon shareholder approval of Proposals #1 and #2 and will resign then.

The Board unanimously recommends that you vote "FOR" each of Proposals 1-3.

Sincerely,

James Colantino

President

The North Country Funds

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the Proposals at two special meetings of shareholders to take place on February 26, 2025, to be held at 41 S. High St. #1700, Columbus, Ohio 43215, at 10:00 a.m., Eastern Time and 10:30 a.m., Eastern Time. While you are welcome to attend the meetings in person, voting today by proxy will save the Fund the cost of future mailings and other communications to

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solicit shareholder votes. If you plan to attend in person and your shares are held through an intermediary, please bring proof of ownership. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.

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QUESTIONS AND ANSWERS

This is a brief overview of the proposals (each, a "Proposal") on which The North Country Large Cap Equity Fund (the "Fund") shareholders will be asked to vote at the special meetings of shareholders to be held on February 26, 2025, (the "Meetings," "First Meeting," and "Second Meeting") called by The North Country Funds Board of Trustees (the "Board" or "Trustees"). You are encouraged to read the full text of the enclosed Proxy Statement. However, the Board thought it would be helpful to provide brief answers to some questions.

Q:	Why am I receiving the enclosed Proxy Statement?

A:	As a Fund shareholder, you are receiving the enclosed Proxy Statement in connection with the Meetings. At the Meetings, shareholders will be asked to approve the Proposals described herein.

The current investment adviser to the Fund, North Country Investment Advisers, Inc. ("North Country Advisers"), has notified the Board that it intends to exit the mutual fund investment advisory business. The Board is taking the step to have the Fund join forces with Advisors Preferred LLC and for the existing board members of Advisors Preferred Trust to serve as the board of trustees of the Fund.

Q:	On what am I being asked to vote at the First Meeting and Second Meeting?

A:	Shareholders of the Fund are being asked to vote on the first Proposal (Proposal 1) at the First Meeting: To approve the election of five new trustees: Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby.

Shareholders of the Fund are being asked to vote on all the other proposals (Proposals 2-3), identified below, at the Second Meeting.

•	To approve a new investment advisory agreement between the Fund and Advisors Preferred LLC.

•	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient votes to approve the foregoing Proposal 2.

Q:	Why am I being asked to elect trustees at the First Meeting?

A:	As a shareholder, you are being asked to vote to approve five new trustees at the First Meeting. As a condition of appointing a new investment adviser and a new Board, all of the Fund's current Trustees have agreed to resign. The current Trustees of the Fund believe that new trustees will bring new industry relationships and experience to overseeing the Fund. If the Proposals 1 and 2 are approved by

Q&A-1

shareholders, all the current Trustees will resign effective upon shareholder approval of the Proposals and the new trustees will take office.

Q: If the new investment advisory agreement is approved, will the portfolio managers of the Fund change?

A: Yes, the Fund's portfolio managers will change. If shareholders approve the new advisory agreement, Ben Warwick of Advisors Preferred LLC will serve as portfolio manager for the Fund. Mr. Warwick has been active in the investment management profession since 1990.

Q:	How will the principal investment risks of the Fund change?

A:	They will not change.

Q:	Will the Fund's portfolio be repositioned and what are the costs and tax implications?

A:	No. The Fund's portfolio will not be repositioned.

Q:	If the Proposals are approved by the Fund's shareholders, are any changes expected with respect to the Fund's investment objective, investment strategies, risks, or name?

A: No.

Q.	Why are shareholders being asked to approve the Proposals?

A.	The current investment adviser to the Fund, North Country Advisers, has notified the Board that it intends to exit the mutual fund investment advisory business. The Board is taking the steps described in this proxy statement to have the Fund join forces with Advisors Preferred LLC and for the existing board members of Advisors Preferred Trust to serve as the board of trustees of the Fund.

The current Trustees of the Fund believe that new trustees will bring new industry relationships and experience to overseeing the Fund. The Trustees also believe that Advisors Preferred LLC can manage the portfolio of the Fund and provide continuing access to the Fund's investment strategies for shareholders. However, under the Investment Company Act of 1940, as amended (the "1940 Act"), each of these Proposals require shareholder approval.

Q.	Has the Board of Trustees of the Trust approved the Proposals?
A.	Yes, at a meeting of the Board held on January 2, 2025, the Board unanimously approved the new trustees and the new investment advisory agreement for the Fund, all subject to shareholder approval.
Q&A-2

Q.	How does the Board recommend that I vote?
A.	The Board unanimously recommends that you vote FOR each Proposal.
Q.	How will the approval of the Proposals affect the management and operations of the Fund?
A.	The Fund's investment objectives and investment strategies will not change as a result of the new investment advisory agreement. Accordingly, the approval of Proposal 2 is not expected to materially affect the management and operations of the Fund.
Q.	How will the approval of the Proposals affect the expenses of the Fund?
A.	The approval of new trustees will not increase the Fund's ongoing operating expense ratio. The approval of the new investment advisory agreement will not increase the Fund's ongoing operating expense ratio. In addition, the approval of the new investment advisory agreement will result in a two-year expense cap provided by Advisors Preferred LLC that will limit total Fund operating expenses to 1.03%. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by Advisors Preferred LLC. For presenting Advisors Preferred LLC as the proposed successor investment adviser to the Board, the current investment adviser (North Country Advisers) or its parent company is entitled to certain contingent payments from Advisors Preferred LLC following the approval of Advisors Preferred LLC as the new investment adviser to the Fund.
Q.	What are the primary reasons for the approval of Advisors Preferred LLC as the investment adviser to the Fund?
A.	The Board weighed a number of factors in reaching its decision to approve the new investment advisory agreement, including, without limitation, the history, reputation, breadth of experience, and resources of Advisors Preferred LLC, certain performance results achieved by the proposed portfolio manager, quality of services to be provided by Advisors Preferred LLC, and the fact that the change is not expected to result in any portfolio strategy change. The Board also considered that the advisory fee rate at which Advisors Preferred LLC will be compensated by the Fund pursuant to the new investment advisory agreement will be 0.05% lower than the existing contractual advisory fee payable to North Country Advisers and that for at least two-years a total Fund operating expense cap at 1.03% will be provided by Advisors Preferred LLC. Additional details regarding factors considered by the Board in approving the new investment advisory agreement can be found in the section "Evaluation by the Board of Trustees" in the enclosed Proxy Statement.
Q.	Are there any material differences between the current investment advisory agreement and the new investment advisory agreement?
Q&A-3

A.	No. There are no material differences between the agreements, other than the identity of the investment adviser and shifting governing state law from Massachusetts to Maryland and that there will be no reciprocal indemnification provision between the parties. Advisors Preferred LLC will be a party to the new investment advisory agreement, while North Country Advisers is a party to the current investment advisory agreement.
Q.	How do I vote?
A.	We urge you to vote your shares by submitting your proxy via phone, mail, or the internet (as applicable) as soon as possible. You may also vote in person at the shareholder Meetings. Specific instructions for these voting options can be found on the enclosed Proxy Card.
Q.	When should I vote?
A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder Meetings. Representatives of North Country Advisers, officers of The North Country Funds, and Broadridge Financial Services, Inc., as authorized by The North Country Funds to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q:	Is my vote important?

A:	Yes. While the Board has reviewed Proposals 1-3 and unanimously recommends that you authorize their implementation, the Proposals cannot go forward without the approval of the shareholders of the Fund, and shareholder approval of these Proposals is required for the changes to take place. The Fund expects to continue to contact shareholders asking them to vote until it is certain that a quorum will be reached, and the Fund may continue to contact shareholders thereafter.

Q:	Are the Proposals to be voted on contingent on one another?

A:	Yes. The adoption of each is contingent upon each of Proposals 1 and 2 being approved by shareholders of the Fund. If any of these Proposals are not approved by shareholders of the Fund, none of the Proposals will take effect. Further, if Proposal 2 is not approved by shareholders, none of the nominees in Proposal 1 will serve as Trustees to the Fund, even if elected by shareholders, and Advisors Preferred LLC will not become the Fund's investment adviser. In such an event, the current Board and current investment adviser would continue to serve until the Board determines a proper course of action it deems to be in the best interests of the Fund.

Q:	What will happen if shareholders of the Fund do not approve the Proposals?

A:	If shareholders do not approve the Proposals 1 and 2, the Fund will continue to operate under the current Board and current investment adviser. In such

Q&A-4

circumstance, the Board will take such action as it deems to be in the best interests of the Fund. The Board may also consider liquidating the Fund. If the Fund is liquidated, shareholders would receive the then-current net asset value of their shares.

Q:	Will anyone contact me?

A:	You may receive a call from Broadridge Financial Services, Inc., the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposals and to encourage you to vote your proxy.

Q:	Whom should I call if I have questions?

A:	If you have questions about the Proposals described in the Proxy Statement or about voting procedures, please call the proxy information line toll free at 1-833-207-6913. If you have questions about the Fund, please call the Fund's toll-free phone number 1-888-350-2990.

Q: How does the Board suggest that I vote?

A: The Board, which is composed entirely of members who are not "interested persons" of the Fund (as defined in the 1940 Act), unanimously recommends that you vote FOR the Proposals.

Q: Am I supposed to receive more than one proxy card?

A. Yes. You should have received separate proxy cards for the Meetings. You should have received only one proxy card for the First Meeting and you should have received only one proxy card for the Second Meeting.

Q: Why am I being asked to approve an adjournment of the Second Meeting?

A. In case the Fund is unable to approve Proposal 2 at the Second Meeting, the Board believes it would be prudent to adjourn the Second Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders.

Q&A-5

The North Country Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 26, 2025 at 10:00 a.m., Eastern Time

(the "First Meeting")

Dear Shareholders:

The Board of Trustees of The North Country Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust (the "Trust"), has called special meetings of the shareholders of The North Country Large Cap Equity Fund (the "Fund" and sole series of the Trust). It will hold the first of two special meetings of the shareholders of the Fund at 41 S. High St. #1700, Columbus, Ohio 43215, on February 26, 2025, at 10:00 a.m., Eastern Time, for the following purpose:

Specific Fund Proposal

(1)	To approve the election of five new trustees: Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby.

General Proposal

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote "FOR" Proposal 1.

Shareholders of record at the close of business on January 7, 2025, are entitled to notice of, and to vote at, the First Meeting of shareholders and any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the First Meeting of Shareholders to be Held on February 26, 2025.

A copy of the Notice of the First Meeting of shareholders, the Proxy Statement and First Meeting Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

James Colantino

President

The North Country Funds

January 22, 2025

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YOUR VOTE IS IMPORTANT

To assure your representation at the First Meeting of shareholders, please complete the enclosed First Meeting proxy and return it promptly in the accompanying envelope, by calling the number listed on your First Meeting proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the First Meeting. If you plan to attend in person and your shares are held through an intermediary, please bring proof of ownership. If you attend the First Meeting, you may revoke your proxy and vote your shares in person.

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The North Country Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 26, 2025 at 10:30 a.m., Eastern Time

(the "Second Meeting")

Dear Shareholders:

The Board of Trustees of The North Country Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust (the "Trust"), has called special meetings of the shareholders of The North Country Large Cap Equity Fund (the "Fund" and sole series of the Trust). It will hold the second of two special meetings of the shareholders of the Fund at 41 S. High St. #1700, Columbus, Ohio 43215, on February 26, 2025, at 10:30 a.m., Eastern Time, for the following purpose:

Specific Fund Proposals

(Proposals are numbered 2-3 for continuity with Proposal 1 in the Proxy Statement)

(2)	To approve a new investment advisory agreement with Advisors Preferred LLC.

(3)	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient votes to approve the foregoing proposal 2.

General Proposal

To transact such other business as may properly come before the Second Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote "FOR" each of the Proposals.

Shareholders of record at the close of business on January 7, 2025, are entitled to notice of, and to vote at, the Second Meeting of shareholders and any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Second Meeting of shareholders to be Held on February 26, 2025.

A copy of the Notice of the Second Meeting of shareholders, the Proxy Statement and Second Meeting Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

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James Colantino

President

The North Country Funds

January 22, 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the Second Meeting of shareholders, please complete the enclosed Second Meeting proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the Second Meeting. If you plan to attend in person and your shares are held through an intermediary, please bring proof of ownership. If you attend the Second Meeting, you may revoke your proxy and vote your shares in person.

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The North Country Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

PROXY STATEMENT

_______________________

SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held February 26, 2025

______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by The North Country Funds (the "Trust") Board of Trustees (the "Board" or the "Trustees") with respect to The North Country Large Cap Equity Fund (the "Fund") on behalf of the Fund, for use at two separate special meetings of shareholders of the Fund (each a "Meeting" and together the "Meetings"). The first meeting is to be held at 41 S. High St. #1700, Columbus, Ohio 43215, on February 26, 2025, at 10:00 a.m., Eastern Time (the "First Meeting"), and at any adjournment or postponement thereof. The second meeting is to be held at 41 S. High St. #1700, Columbus, Ohio 43215, on February 26, 2025, at 10:30 a.m., Eastern Time (the "Second Meeting"), and at any adjournment or postponement thereof. The Notice of each Meeting, Proxy Statement and accompanying form of proxies will be mailed to shareholders on or about January 28, 2025. The Board considered various proposals from other funds and advisers, as well as liquidating the Fund. Based on the totality of its reviews and deliberations, the Board concluded that the proposals below (each a "Proposal") present the best opportunity for preserving shareholder value and are in the best interests of the Fund.

On January 2, 2025, the Board approved a new investment advisory agreement with Advisors Preferred LLC and approved five new Trustees ("Nominee Trustees") contingent upon shareholder approval. As a result, the shareholders of the Fund are being asked to approve five new Trustees at the First Meeting and a new investment advisory agreement between the Fund and Advisors Preferred LLC (the "New Advisory Agreement") at the Second Meeting. If both Proposals are approved (i) Advisors Preferred LLC will replace North Country Investment Advisers, Inc. ("North Country Advisers") as the Fund's new investment adviser; and (ii) the newly elected trustees will replace each of the Fund's current Trustees.

The Meetings have been called by the Board for the following purposes:

Specific Fund Proposals

First Meeting

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(1)	To approve the election of five new trustees: Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby.

Second Meeting

(2)	To approve the New Advisory Agreement.

(3)	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposal 2.

General Proposal

To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote "FOR" Proposal 1 at the First Meeting and "FOR" Proposals 2-3 at the Second Meeting.

Only shareholders of record at the close of business on January 7, 2025, (the "Record Date") are entitled to notice of, and to vote at, the Meetings and any adjournments or postponements thereof.

A copy of the Fund's most recent semi-annual report and annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling 1-888-350-2990. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the SEC's website, located at http://www.sec.gov.

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FIRST MEETING

PROPOSAL 1: APPROVE FIVE NEW TRUSTEES

Approval of Election of Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby to the Board of Trustees

On January 2, 2025, the entire Board of Trustees elected as a Trustee each of Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby subject to shareholder approval. Trustees serve for an indefinite term. These Nominee Trustees currently serve as trustees of Advisors Preferred Trust and were recommended by employees of the Trust's proposed investment adviser, Advisors Preferred LLC ("Advisors Preferred"). Mr. Humphrey and Ms. Ayers-Rigsby are each considered to be an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of their positions with Advisors Preferred.

The Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, constituting the Trust's Nominating Committee (a committee of the whole Board), unanimously nominated each of Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby for election by shareholders of the Trust as Trustees of the Trust on January 2, 2025. The 1940 Act and rules require a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint any new Trustees to fill vacancies or expand the Board. Upon shareholder approval of these Nominee Trustees and resignation of the current Trustees, the Board of Trustees will be composed entirely of shareholder-elected Trustees, which will provide the Board with greater flexibility under the 1940 Act in appointing successor trustees without the time and expense of holding a shareholder meeting.

To properly seat the Nominee Trustees and to facilitate compliance with these requirements, the Board now proposes to have shareholders elect Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby to serve as Trustees.

As of the date of this Proxy Statement, none of the Nominee Trustees ("Nominees") beneficially owned any shares of the Fund.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications. The Board believes each Nominee possesses experiences,

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qualifications, and skills valuable to the Fund. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of the Nominee Trustees in reaching its conclusion: (i) such person's business and professional experience and accomplishments, including prior experience in the financial services and investment management fields; (ii) such person's ability to work effectively with the other members of the Board; (iii) how the individual's skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person's character and integrity; (v) such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each certain Nominee Trustee, his or her status as being an "Independent Trustee" (a non-interested person trustee as defined under the 1940 Act).

Mr. Charles R. Ranson has more than 20 years of business experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. He is also familiar with the regulatory framework and restrictions under which investment companies must operate. He has served for over a decade as a Trustee and Audit Committee member of Advisors Preferred Trust. Additionally, he has served for nearly a decade as a Trustee, Audit Committee member, and Chair of the Governance Committee of Northern Lights Fund Trust IV, a multiple fund mutual fund and ETF investment company complex. He is also familiar with a variety of regulatory environments based on his years of experience as a partner in a business consultancy. He holds a Juris Doctor degree from Florida State University, a Master's degree in Public Administration from Harvard University's Kennedy School of Government, and a Bachelor's degree from Florida Presbyterian (now Eckerd) College.

Mr. Felix Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. He has served for over a decade as a Trustee and Chairman of the Audit Committee of Advisors Preferred Trust. Additionally, he serves as a Trustee for an SEC-registered closed-end fund and a multiple fund ETF investment company. He has also served in multiple management roles for an SEC-registered investment adviser and in multiple roles for a broker-dealer. He holds several FINRA licenses as well as a Bachelor's degree from Baruch College in New York City.

Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which investment companies must operate. Since 2017, he has served as a Trustee and Audit Committee member of Advisors Preferred Trust. He has served as a Vice President, Head of Intermediary Sales for Baron Capital, Inc. a broker-dealer with a focus on sales of affiliate proprietary mutual funds and privately offered funds. He held a similar position at Columbia Management Distributors, Inc. for over a decade. He has held several FINRA licenses and holds a Bachelor of Science degree from the University of Massachusetts at Amherst.

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Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which investment companies must operate. He has served for over a decade as a Trustee of Advisors Preferred Trust as well as a Managing Director-Sales of Advisors Preferred and Ceros Financial Services, Inc. (which is affiliated by ownership to Advisors Preferred). He holds several FINRA licenses and focuses his sales and marketing activities on expanding distribution for mutual funds advised by Advisors Preferred predominately via registered investment advisors and independent broker dealer channels. He also holds a Bachelor of Science degree in Finance from Rider University.

Ms. Catherine Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. She has served for over a decade as Trustee, Chairperson and President of Advisors Preferred Trust, an SEC-registered investment company mutual fund complex with 21 funds and over $1.7 billion in assets. Since 2009, she has also served as President of Ceros Financial Services, Inc. (which is affiliated by ownership to Advisors Preferred). Additionally, since 2011, she has served as CEO of Advisors Preferred. She also holds the Chartered Financial Analyst (CFA) designation and holds a Bachelor's degree from the University of North Carolina, Chapel Hill.

Additional information about each Nominee is set forth in the following table:

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Independent Trustee Nominees

Name address and Year of Birth(1)	Position to be Held with the Trust	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) to be Overseen by Nominee Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
Charles R. Ranson Born: 1947	Trustee	Indefinite	Principal, Ranson & Associates (business consultancy) (since 2003)	22	Advisors Preferred Trust (21 series) since 2012; and Northern Lights Fund Trust IV (36 series) (since 2015)
Felix Rivera Born: 1963	Trustee	Indefinite	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011).	22	Advisors Preferred Trust (21 series) since 2012; Alpha Alternative Assets Fund (since Nov. 2022); and Roundhill ETF Trust (14 series) (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	22	Advisors Preferred Trust (21 series) since 2017

(1) Unless otherwise specified, the mailing address of each Nominee Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

(2) Assuming the Trustees are elected and Advisors Preferred is appointed, "Fund Complex" comprises registered investment companies for which Advisors Preferred serves as investment adviser.

Interested Trustee Nominees

Name address and Year of Birth(1)	Position to be Held with the Trust	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) to be Overseen by Nominee Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
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Catherine Ayers-Rigsby Born: 1948	Trustee	Indefinite	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc.) ("Ceros") (broker/dealer), (since August 2009); President Atcap Partners, LLC ("Atcap") (investment adviser) (since July 2011).	22	Advisors Preferred Trust (21 series) since 2012
Brian S. Humphrey Born: 1972	Trustee	Indefinite	Managing Director, Ceros (since January 2011).	22	Advisors Preferred Trust (21 series) since 2012

(1) Unless otherwise specified, the mailing address of each Nominee Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

(2) Assuming the Trustees are elected and Advisors Preferred is appointed, "Fund Complex" comprises registered investment companies for which Advisors Preferred serves as investment adviser.

The Board of the Fund unanimously recommends that shareholders of the Fund vote "FOR" the Election of the Nominee Trustees.

ADDITIONAL INFORMATION ABOUT THE CURRENT TRUSTEES AND OFFICERS

Independent Trustees

The names of the current Trustees are listed below along with a description of their principal occupations over at least the last five years. The business address of each Trustee and Officer is c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

The following table provides information regarding each Independent Trustee:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James E. Amell Born in 1959	Trustee	Since 2017	Director and Shareholder of MMB+CO (CPA Firm) (1981-Present).	1	None
Keith P. McAfee Born in 1963	Chairman of the Board and Trustee	Chairman of the Board since December 2023, Trustee since 2017	Retired (2020 -Present); Vice President of Electric Operations for New York, National Grid (2011-2020); Employee, National Grid (1992-2020).	1	None
Amie Gonzales Born in 1980	Trustee	Since 2021	President, Hunt Companies Inc. (2019 - Present); Project Manager, Hunt Companies Inc. (2012-2019).	1	None

Officers

The following table provides information regarding Principal Officers of the Trust who are not Trustees:

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Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James Colantino Born in 1969	President	Since 2012	Senior Vice President of Fund Administration (2012-Present), Ultimus Fund Solutions, LLC.	N/A	None
James Ash Born in 1976	Chief Compliance Officer	Since 2019	Senior Vice President and Head of Fund Compliance (since 2023) and Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	None
Richard Gleason Born in 1977	Treasurer	Since 2017	Assistant Vice President of Fund Administration (2012-Present), Ultimus Fund Solutions, LLC.	N/A	None
Jared Lahman Born in 1986	AML Compliance Officer	Since 2022	Compliance Analyst II, Northern Lights Compliance Services, LLC (2019-Present).	N/A	None
Sean Lawler Born in 1987	Secretary	Since 2020	Senior Legal Administrator (2020-Present), Ultimus Fund Solutions, LLC; Legal Administrator (2014-2020), Gemini Fund Services, LLC.	N/A	None

* Officers of the Trust are elected annually.

Trustee and Officer Ownership

As of the Record Date and December 31, 2024, the Nominee Trustees and officers owned no shares of the Fund; and the Trustees owned the following dollar value range of shares in the table below. Ranges have been determined using the net asset value per share as of the respective dates above.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Family *
James E. Amell	$1 - $10,000	$1 - $10,000
Keith P. McAfee	$1- $10,000	$1 - $10,000
Amie Gonzales	None	None

* The fund family consists of the Fund.

Trustee Compensation

For their service as Trustees of the Trust, each Trustee who is not affiliated with the Fund or its investment adviser is entitled to receive an aggregate fee of $2,000 per year and $500 per meeting attended, as well as reimbursement for expenses incurred in

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connection with attendance at such meetings. None of the executive officers receive compensation from the Fund. The following table provides the amount of compensation paid to the Trustees during the fiscal year ended November 30, 2024:

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*
James E. Amell	$5,000	None	None	$5,000
Amie Gonzales	$5,000	None	None	$5,000
Keith P. McAfee	$5,000	None	None	$5,000

* The fund complex consists of the Fund.

Board Overview

The Role of the Board of Trustees.

The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the investment adviser and other service providers to the Trust. The investment adviser and the Fund's administrator are responsible for the day-to-day management and administration of the Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Massachusetts in this regard. During the fiscal year ended November 30, 2024, the Board met five times.

Board Structure and Leadership.

The Board consists of three Trustees, all of whom, including the Chairman of the Board, are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"). As noted above, the Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Board also has an Audit Committee, a Nominating Committee, and a Special Proxy Voting Committee, each of which is composed exclusively of all of the Independent Trustees.

The Board also completes an annual self-assessment. The self-assessment is wide ranging and includes review of the Board's leadership and committee structure. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given all relevant considerations. These considerations include: (i) the investment adviser's role in the operation of the Fund's business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; and (iii) the extent to which the Independent Trustees meet as

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needed in the absence of members of management and members of the Board who are "interested persons" of the Fund.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. As a general consideration, Board believes that the Trustees' ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with North Country Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person's business and professional experience and accomplishments, including prior experience in the financial services and investment management fields; (ii) such person's ability to work effectively with the other members of the Board; (iii) how the individual's skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person's character and integrity; (v) such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee, his or her status as being an Independent Trustee.

Board Risk Oversight

Risk Management.

The Board's role is one of oversight, rather than active management. This oversight extends to the Fund's risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the investment adviser is primarily responsible for management of the Fund's investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its Audit Committee addresses aspects of risk oversight. In the course of providing that oversight, the Board receives a wide range of reports on the Fund's activities from the investment adviser, including regarding the Fund's investment portfolio, the Fund's compliance with applicable laws, and the Fund's financial accounting and reporting. The Board also meets periodically with the Fund's Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund's internal compliance policies and procedures, and meets with the Fund's Chief Compliance Officer at least annually to review the Chief Compliance Officer's annual report, including the Chief Compliance Officer's risk-based analysis for the Fund. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Board Committees

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The Audit Committee, Special Proxy Voting Committee, and Nominating Committee of the Board are composed of each of the Independent Trustees (Messrs. James E. Amell and Keith P. McAfee, and Ms. Gonzales). Mr. Amell acts as the chairperson of the Audit Committee and Mr. McAfee acts as the chairperson of the Nominating Committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants. The Audit Committee met two times during the fiscal year ended November 30, 2024. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust's investment adviser. During the fiscal year ended November 30, 2024, the Special Proxy Voting Committee did not meet.

The Nominating Committee recommends candidates for appointment or election to serve as Trustees of the Trust. The Nominating Committee did not meet during the fiscal year ended November 30, 2024. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Trustees as is from time to time considered necessary or appropriate. The Nominating Committee does not operate under a charter and it does not have a policy with regard to the consideration of any Trustee candidates recommended by shareholders. The Board believes a policy specific to candidates recommended by shareholders is not necessary because the Board follows the same evaluation procedures whether a candidate is recommended by Trustees or shareholders. The Nominating Committee generally will consider shareholder nominees; however, it has not actively solicited recommendations from shareholders for nominees. Shareholders wishing to submit trustee recommendations to the Board of Trustees should submit the communication in writing to the attention of Mr. Sean Lawler, Secretary, The North Country Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers and any other source the Nominating Committee may consider appropriate.

SECOND MEETING

PROPOSAL 2: APPROVE NEW INVESTMENT ADVISORY AGREEMENT

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED LLC AND THE TRUST WITH RESPECT TO THE FUND

Background

Advisors Preferred commenced operations in October 2011 as adviser to three mutual funds. As of December 31, 2024, Advisors Preferred had approximately $1.7 billion in total assets under management in 21 mutual funds. Advisors Preferred focuses its years of expertise in operating mutual funds to support the efficient delivery of investment strategies and operational excellence for the benefit of fund shareholders.

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The Fund's current investment adviser, North Country Advisers, has served in such capacity since 2000, pursuant to an investment advisory agreement (the "Current Advisory Agreement"). As described above, the Board concluded that it would be in the best interests of shareholders of the Fund if Advisors Preferred succeeds North Country Advisers as the Fund's investment adviser.

If Proposal 2 is not approved by shareholders, none of the Nominees in Proposal 1 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board and North Country Advisers would continue to serve in their capacities until such time as the current Board contemplates alternative courses of action (if any).

At a meeting on January 2, 2025 ("Board Meeting"), the Trustees approved the New Advisory Agreement, subject to shareholder approval. At the Board Meeting, the Trustees also approved the termination of the Current Advisory Agreement, such termination to be concurrent with the effective date of the New Advisory Agreement following its approval by Fund shareholders. The effective date of the New Advisory Agreement would be the latest date of shareholder approval of Proposal 1 and Proposal 2.

As stated above, the 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the New Advisory Agreement.

The Board believes that the proposed change to the Fund's management structure has the potential to (i) expand the Fund's appeal to more investors because of Advisors Preferred's industry presence; (ii) facilitate an increase in the Fund's asset base; and (iii) potentially lower certain operating expenses as a percentage of assets due to the potential increase in Fund size and Advisors Preferred's ability to secure lower pricing from certain service providers. Furthermore, Advisors Preferred offers a strong commitment to and record of regulatory and legal compliance in its registered funds.

Additional Information About Advisors Preferred

Advisors Preferred, located at 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the proposed investment adviser to the Fund. Advisors Preferred, a Maryland limited liability company, commenced operations in October 2011 as adviser to three mutual funds. Advisors Preferred provides either through its own resources or through partnering with other providers, virtually all services necessary for the successful management and operation of a mutual fund, including selection and oversight of investment managers and administrative service providers; trading; proxy voting; compliance oversight, regulatory reporting; and statutory as well as limited active distribution. As of December 31, 2024, Advisors Preferred had approximately $1.7 billion in total assets under management in 21 mutual funds. Ben Warwick, who will serve as the Fund's portfolio manager, has been active in the investment profession since 1990. He has experience as a chief investment officer, product developer, and

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investment strategist. He is also the author of several books, including "Searching for Alpha: The Quest for Exceptional Investment Performance" (Wiley, 2000).

The name, address, and principal occupation of the principal executive officer of Advisors Preferred as of the date of this Proxy Statement are set forth below.

Name and Address	Principal Occupation
Catherine Ayers-Rigsby c/o Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850	CEO, Advisors Preferred, LLC

Comparison of the Advisory Agreements

The following table provides a comparison of material terms of the Current Advisory Agreement and the New Advisory Agreement. The agreements are substantially similar but use slightly different phrasing throughout. The summary of key terms is not a word-for-word recitation of agreement terms, but a review of key features for ease of review.

Term	Current Advisory Agreement	New Advisory Agreement
Parties	North Country Advisers and the Fund.	Advisors Preferred and the Fund.
Advisory Fees	0.75% of the Fund's average daily net assets.	0.70% of the Fund's average daily net assets.
Effective Date	January 3, 2001.	Following shareholder approval.
Duration	Initial term of two years.	Same.
Renewal Provisions	Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.	Same.
Appointment of Sub-Advisers	Silent.	Permitted, subject to shareholder approval.
Termination Provisions	Automatically terminates upon assignment; and it may be terminated upon 60 days' notice by the investment adviser, by the Board or by a vote of a majority of outstanding securities of the Fund.	Same.
General Duties of Adviser	North Country Advisers shall act as investment adviser, manage the securities portfolio, select brokers, execute securities trades, vote proxies, and assist in reporting and regulatory filings.	Same, subject to non-material differences in phrasing.
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Expenses Borne by Adviser

North Country Advisers does not bear any Fund expenses except costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees primary for the benefit of North Country Advisers. North Country Advisers shall bear expenses of Trustees and/or officers that are its affiliates.

North Country Advisers indirectly reduces Fund expenses pursuant to a Fee Waiver Agreement.

Same, except Advisors Preferred bears expenses incidental to holding meetings of shareholders where the need for the meeting is the result of Advisors Preferred's actions, including the printing of notices and proxy materials, and proxy solicitations therefor. Advisors Preferred shall bear expenses of Trustees and/or officers that are its affiliates.

Advisors Preferred will enter into a two-year expense limitation agreement limiting Fund expenses to 1.03% following shareholder approval of the New Advisory Agreement.

Expenses Borne by Fund	The Fund bears all its operating expenses, except as noted above.	Same, except as described directly above.
Limitation of Adviser Liability	In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of North Country Advisers, it shall not be subject to liability to the Fund or to any shareholder.	Similar. Advisors Preferred is not liable to Fund or Trust so long as it has not acted with willful misfeasance, bad faith, reckless disregard, or gross negligence in the performance its obligations and duties.
Indemnification Obligations of Adviser to Fund	North Country Advisers shall indemnify the Trust, Board, officers and employees, Fund, and shareholders subject to harms caused by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties by non-North Country Advisers persons.	Silent.
Choice of Law	Massachusetts	Maryland

The Current Advisory Agreement was submitted to a vote of the Fund's initial shareholder on January 3, 2001; and was most recently renewed by the Board on July 16, 2024.

As stated above, under the terms of the Current Advisory Agreement, North Country Advisers is entitled to receive a fee from the Fund equal to 0.75%, at an annual rate, of the Fund's average daily net assets. For the fiscal year ended November 30, 2024, North Country Advisers earned $910,394 in management fees under the Current Advisory Agreement, of which $40,346 was waived pursuant to a fee waiver agreement that was in effect during the period April 1, 2024, to the November 30, 2024 end of the fiscal year. This waiver agreement has a maturity date of March 31, 2025. North Country Advisers received a net annualized fee from the Fund equal to 0.72% of the Fund's average daily net assets. Had both the New Advisory Agreement and the Proposed Expense Limitation Agreement (as defined below) been in place, the Fund estimates that Advisors Preferred would have earned approximately $849,938 in management fees, of which approximately $27,627 would have been waived pursuant to the Proposed Expense Limitation Agreement (defined below); and that Advisors Preferred would have received a net annual fee from the Fund equal to 0.68% of the Fund's average daily net assets.

A form of the New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New

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Advisory Agreement is only a summary, which is qualified in its entirety by reference to the New Advisory Agreement.

If the New Advisory Agreement is approved, Advisors Preferred and the Fund will enter into an expense limitation agreement (the "Proposed Expense Limitation Agreement") under which, for a term of two years from the effective date of the New Advisory Agreement, Advisors Preferred would reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses do not exceed an annual rate of 1.03%. Operating expenses with respect to the Fund, are defined to include all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee and other expenses described in the New Advisory Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. Advisors Preferred has the right to receive reimbursement of any excess expense payments paid by it pursuant to the Proposed Expense Limitation Agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved both within the 1.03% operating expense limit and within any then-current operating expense limitation. The Proposed Expense Limitation Agreement is attached as Exhibit B. You should read the Proposed Expense Limitation Agreement. The description in this Proxy Statement of the Proposed Expense Limitation Agreement is only a summary, which is qualified in its entirety by reference to the Proposed Expense Limitation Agreement.

The following compares Fund fees over the most recent fiscal year ended November 30, 2024 and pro forma fees assuming the New Advisory Agreement had been in place.

Fee Table Based on Actual Fiscal Year 2024 Expenses and Proforma

Annual Expenses (as a percentage of net assets attributable to shares)	Actual	Proforma
Management Fees	0.75%	0.70%
Other Expenses	0.35%	0.35%
Total Annual Expenses	1.10%	1.05%
Fee Waiver	(0.05)%[1]	(0.02)%[2]
Total Annual Expenses (after fee waiver)	1.05%	1.03%

1 North Country Advisers and the Fund have entered into a fee waiver agreement. For the period of April 1, 2024, to March 31, 2025, the investment management fee charged by North Country Advisers for managing the Fund will be reduced from 0.75% to 0.70%. For purposes of the table above, this fee waiver agreement is assumed to continue for at least a year.

2 If the New Advisory Agreement is approved, Advisors Preferred and the Fund will enter into an expense limitation agreement (the Proposed Expense Limitation Agreement) under which, for a term of two years from the effective date of the New Advisory Agreement, Advisors Preferred would reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses do not exceed an annual rate

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of 1.03%. Operating expenses with respect to the Fund, are defined to include all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee and other expenses described in the New Advisory Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. Advisors Preferred has right to receive reimbursement of any excess expense payments paid by it pursuant to the Proposed Expense Limitation Agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved both within the 1.03% operating expense limit and within any then-current operating expense limitation.

The following examples illustrate the hypothetical expenses that you would pay on a $10,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Based on Actual Fiscal Year 2024 Expenses

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$107	$334	$579	$1,283

Based on Proforma Expenses

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$105	$330	$575	$1,279

The pro forma tables above are based on estimates that assume the New Advisory Agreement and Proposed Expense Limitation Agreement was in place during the entire fiscal year ended November 30, 2024.

Evaluation by the Board of Trustees of the New Advisory Agreement

Factors Considered by the Trustees in Approving the New Advisory Agreement

At Board Meeting held on January 2, 2025, the Trustees unanimously approved the New Advisory Agreement between Advisors Preferred and the Fund. Over the course of the Meeting and during discussions held on November 18, 2024, November 22, 2024, November 26, 2024 and December 6, 2024, the Trustees discussed and evaluated the New Advisory Agreement, taking into consideration Advisors Preferred's capability to provide advisory services to the Fund. Representatives of Advisors Preferred attended the Meeting at the Trustees' request to discuss the New Advisory Agreement and the services Advisors Preferred will provide to the Fund, and to answer questions from the Trustees. Fund counsel discussed with the Trustees their fiduciary responsibility to shareholders and a variety of factors they might wish to consider in their deliberations. Prior to the Meeting, Advisors Preferred provided the Board with a number of written materials, including information relating to: (a) the terms of the New Advisory Agreement and fee arrangements with the Fund; (b) Advisors Preferred's management and investment personnel; (c) the financial condition, stability and profitability of Advisors Preferred; (d) data comparing the Fund's fees and operating

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expenses with those of a group of mutual funds with similar investment objectives that Advisors Preferred determined were similar enough in size to the Fund (the "Peer Group"); and (e) performance information for accounts managed by the portfolio manager Advisors Preferred proposed for the Fund. In addition, the Board engaged in discussions with representatives of the Fund's current investment adviser and consulted with independent counsel and the Fund's Chief Compliance Officer (the "CCO").

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board's conclusions regarding various factors relevant to the approval of the New Advisory Agreement:

Nature, Extent and Quality of Services. In considering the approval of the New Advisory Agreement the Board considered the nature, extent and quality of services that Advisors Preferred will provide to the Fund. They considered the terms of the New Advisory Agreement and received and considered information provided by management that described, among other matters:

● the nature and scope of the advisory services to be provided to the Fund and information regarding the number, experience, qualifications and adequacy of the personnel providing those services,

● the investment program to be used by Advisors Preferred and the experience of the portfolio manager assigned to perform portfolio management services for the Fund,

● Advisors Preferred's team of individuals that primarily monitor and execute the investment and administration process in support of the Fund's operations.

 ● possible fall-out benefits and potential conflicts of interest,

● anticipated brokerage practices,

● the compliance functions of Advisors Preferred, and

● the financial resources of Advisors Preferred.

They also took into account information concerning the investment processes to be used by Advisors Preferred in managing the Fund. The Board considered, among other matters, that Advisors Preferred will provide the Fund with office space and personnel, and will assist the Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Fund's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel. They also considered that Advisors Preferred will pay all salaries, expenses and fees of the officers, trustees and employees of the Fund who are officers, directors, members or employees of Advisors Preferred. They also took into account the compliance and operational

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functions of Advisors Preferred. The Board noted that it had received a certification from Advisors Preferred certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that Advisors Preferred has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Board noted that the CCO provided them with a summary of Advisors Preferred's compliance program and stated his belief that the program is reasonably designed to prevent violations of the applicable federal securities laws.

The Board considered Advisors Preferred's financial resources. The Board reviewed financial statements provided by Advisors Preferred. The Board noted that Advisors Preferred had approximately $1.7 billion in total assets under management in 21 mutual funds as of August 20, 2024. The Trustees concluded that Advisors Preferred has sufficient financial strength to perform as adviser and meet its obligations under the New Advisory Agreement and Proposed Expense Limitation Agreement.

The Board concluded, within the context of their overall conclusions regarding the New Advisory Agreement, that the scope of the services to be provided to the Fund under the New Advisory Agreement was consistent with the Fund's operational requirements; that Advisors Preferred has the capabilities, resources and personnel necessary to provide the advisory services required by the Fund; and that, overall, the nature, extent and quality of the services to be provided by Advisors Preferred to the Fund were sufficient to warrant approval of the New Advisory Agreement.

Performance of the Proposed Adviser. The Board reviewed performance information provided by Advisors Preferred including certain past performance of accounts managed by the portfolio manager Advisors Preferred proposed for the Fund ("Comparative Accounts"). The Board noted that, although Advisors Preferred does not advise any other funds or accounts with investment strategies substantially to the Fund's, the Comparative Accounts include separately managed accounts with a strategy comparable to that of the Fund. The Board concluded, within the context of the Trustees' overall conclusions regarding the New Advisory Agreement, that the performance history of the Comparative Accounts was sufficient for approval of the New Advisory Agreement.

Fees and Other Expenses. The Board considered the advisory fee paid by the Fund under its current investment advisory agreement and the proposed fee to be paid by the Fund to Advisors Preferred under the New Advisory Agreement. The Board also considered the Fund's current and anticipated "other expenses" and total expenses. The Board considered that the advisory fee rate at which Advisors Preferred will be compensated by the Fund pursuant to the New Advisory Agreement will be 0.05% lower than the existing contractual advisory fee payable by the Fund to its existing adviser and that Advisors Preferred agreed to limit the Fund's total annual fund operating expenses (exclusive of certain excluded expenses) to 1.03% for a minimum of two-years (the Proposed Expense Limitation Agreement). The Board noted that the overall operating

18

expenses of the Fund were expected to be lower following the approval of the New Advisory Agreement and the Proposed Expense Limitation Agreement.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the New Advisory Agreement, that the fees and expenses to be charged represented reasonable compensation to Advisors Preferred in light of the services to be provided to the Fund.

Cost of Services and Profitability. The Board considered the cost of services to be provided by Advisors Preferred and the anticipated profitability to Advisors Preferred of its advisory arrangement with the Fund. The Trustees recognized that Advisors Preferred should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to the Fund, and that it is difficult to make comparisons of profitability from advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types and sizes of funds it manages, its business mix, numerous assumptions about cost allocations, capital structure and cost of capital.

The Board considered that the expected profitability to Advisors Preferred under the New Advisory Agreement was not excessive and supported the approval of the New Advisory Agreement. The Trustees also noted favorably that the Proposed Expense Limitation Agreement to be provided by Advisors Preferred would be in place for at least two years.

Economies of Scale. The Board considered the extent to which Advisors Preferred may realize economies of scale or other efficiencies in managing and supporting the Fund. The Trustees considered that the Fund did not have any breakpoints in its fee arrangement with Advisors Preferred. The Trustees also noted the Fund's current assets and concluded that the Fund's overall fee arrangement represents an appropriate sharing at the present time between Fund shareholders and Advisors Preferred of any economies of scale or other efficiencies in the management of the Fund.

Fallout Benefits. The Board considered information regarding the direct and indirect benefits to Advisors Preferred from its relationship with the Fund, including reputational and other "fall out" benefits. The Board considered the receipt of these benefits in light of Advisor Preferred's estimated profitability, and concluded that such benefits were not excessive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board concluded that the approval of the New Advisory Agreement was in the best interests of shareholders of the Fund and should be approved.

Further Information About the Current Investment Adviser

North Country Investment Advisers, Inc.

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North Country Investment Advisers, Inc. has been retained under an investment advisory agreement with The North Country Funds, on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board. North Country Advisers is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). North Country Advisers' principal office is located at 250 Glen Street, Glens Falls, NY 12801.

North Country Advisers is a wholly owned subsidiary of Arrow Bank National Association (formerly Glens Falls National Bank & Trust Company ("GFNB")), which is a wholly owned subsidiary of Arrow Financial Corporation. Founded in 1851, GFNB was a nationally-chartered commercial bank headquartered in Glens Falls, New York, which provided a wide variety of banking and advisory services to private clients and retirement plans. On January 2, 2025, Arrow Financial Corporation announced that GFNB had unified with its affiliate bank, Saratoga National Bank and Trust Company, and the resulting bank legally changed its name to Arrow Bank National Association, or Arrow Bank. Arrow Financial Corporation is a publicly held Nasdaq traded financial services holding company.

Under the terms of the investment advisory agreement, North Country Advisers conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund's portfolio. North Country Advisers provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. North Country Advisers also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.

Certain information about the Principal Executive Officer and the Directors of North Country Advisers is presented below.

Name	Title	Principal Occupation
Michael G. Mihaly	President	President North Country Investment Advisers Inc.
Tenee R. Casaccio	Director	President JMZ Architects and Planners, P.C.
Mark L. Behan	Director	Founder and Chairman of Behan Communications, Inc.
James M. Dawsey	Director	President of MLB Construction Services, LLC
Kristine D. Duffy	Director	President of State University of New York (SUNY)-Adirondack
Philip C. Morris	Director	CEO of Proctors Collaborative (a non-profit arts organization)

The Board unanimously recommends that shareholders of the Fund vote "FOR" the proposed approval of the New Advisory Agreement.

PROPOSAL 3: ADJOURN, IF NEEDED, TO ALLOW MORE TIME TO SOLICIT VOTES

20

APPROVAL OF adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing proposal 2

Background and Rational

Because shareholders may take longer than expected to submit votes, the Fund could find that at the date of the Second Meeting, a quorum is present, yet there are not sufficient votes to approve Proposal 2. In this scenario, the Board believes it would be prudent to adjourn the Second Meeting for a reasonable number of days to allow more time to solicit votes to more fully reflect the collective will of the shareholders. At an adjourned Second Meeting, the Fund will transact the business which would have been transacted at the original Second Meeting date.

The Board unanimously recommends that shareholders of the Fund vote "FOR" the approval of the proposed authority to adjourn the Second Meeting.

OPERATION OF THE FUND

The Fund is the sole series of the Trust, a business trust organized pursuant to a Declaration of Trust under the laws of the State of Massachusetts on June 1, 2000. The Trust's principal office is located, c/o Ultimus Fund Solutions, LLC, at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022. The Trust is a diversified, open-end management investment company. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. The investment adviser (North Country Advisers) has been retained under an investment advisory agreement with the Trust, on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board of Trustees. The address of North Country Advisers is 250 Glen Street, Glens Falls, New York 12801. Ultimus Fund Solutions, LLC ("UFS"), located at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022, provides the Trust with administration fund accounting and transfer agent services. The Trust also retains Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022 (the "Distributor"), to act as the principal distributor of the Fund's shares.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the Proposals to be considered at the Meetings. A proxy for voting your shares at the First Meeting and a proxy for voting your shares at the Second Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the respective Meetings as specified. If no specification is made, the shares represented by a duly executed proxy will be voted "for" the Proposal(s), and at the discretion of the holders of the proxy on any other matter that may come before the Meetings that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke a proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary

21

of the Fund revoking the proxy, or (iii) attending and voting in person at the respective Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 5,929,769.078 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meetings on any Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held (if any), on any matter submitted to a vote at the Meetings. There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meetings.

First Meeting

Approval of the Trustee election Proposal requires the affirmative vote of a plurality of all votes at the First Meeting. Under this plurality system, Trustee positions are filled by Nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. For this Proposal 1, the holders of forty percent (40%) of the outstanding shares of the Fund (including broker non-votes and those voting withhold) entitled to vote at the First Meeting (in person or by proxy) constitutes a quorum. Under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Trustee election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.

Second Meeting

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 2. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Second Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy (including abstentions), or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposal 2, the holders of more than 50% of the outstanding shares of the Fund (including abstentions) entitled to vote at the Second Meeting (in person or by proxy) constitutes a quorum. When a quorum is present, an affirmative vote of a majority of the shares voted is required for the approval of Proposal 3.

When a proxy is returned as a "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received

22

from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will not be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power.

First and Second Meeting

If a quorum is not present at a Meeting, then the Meeting may be adjourned by the vote of a majority of the shares voting at the Meeting, to permit further solicitation of proxies. When a quorum is not present, in determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of withhold votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The Fund encourages, but does not require, Trustees to attend the Meetings.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

There were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As of the Record Date and December 31, 2024, the Nominee Trustees and officers owned no shares; and the Trustees owned the following dollar value range of shares in the table below. Ranges have been determined using the net asset value per share as of the respective date.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Family *
James E. Amell	$1 - $10,000	$1 - $10,000
Keith P. McAfee	$1- $10,000	$1 - $10,000
Amie Gonzales	None	None

* The fund family consists of the Fund.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of the Record Date, Arrow Bank National Association (formerly Glens Falls National Bank and Trust Company) had investment authority with respect to more than 50% of the outstanding shares of the Fund. Therefore, Arrow Bank National Association may be deemed to control the Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of the Fund may take actions without the approval of any other investor who invests in the Fund.

As of the Record Date, the following persons beneficially owned more than 5% of the Fund.

Name and Address	Shares Owned	Percentage Owned	Type of Ownership
Arrow Financial Corp. Pension Plan* 250 Glen Street Glens Falls, NY 12801	891,975.038	15.0%	Beneficial
Arrow Bank National Association* 250 Glen Street Glens Falls, NY 12801	4,604,799.934	77.7%	Beneficial

* Arrow Financial Corp., 250 Glen Street, Glens Falls, NY 12801 is the record holder of these shares.

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Trust has not received any shareholder proposals to be considered for presentation at the Meetings. The Trust is organized as a Massachusetts business trust and is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or other applicable law or as required or permitted by the Trust's Declaration of Trust and By-Laws. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to Mr. Sean Lawler, Secretary, The North Country Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of Mr. Sean Lawler, Secretary, The North Country Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474,

24

identifying the correspondence as intended for the Board of The North Country Funds or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Board no less frequently than monthly. The Board will periodically review such communications and determine how to respond, if at all.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged Broadridge Financial Services, Inc. ("Broadridge"), a proxy solicitation firm, to assist in the vote tabulation and solicitation. The estimated fees anticipated to be paid to Broadridge for tabulation and solicitation services are expected to be approximately $20,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of the First Meeting, Notice of the Second Meeting, First Meeting proxy, Second Meeting proxy, and any additional materials relating to the Meetings and the cost of soliciting proxies will be borne by Advisors Preferred. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses. Certain officers of the Trust and North Country Advisers may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any compensation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board selected Cohen & Company, Ltd. ("Cohen"), located at 342 N. Water Street, Suite 830, Milwaukee, WI 53202, to serve as the Fund's independent registered public accounting firm (auditor) for the fiscal year ending November 30, 2025. A representative of Cohen is expected to attend the Meetings telephonically and therefore will be available to answer questions and this representative will have an opportunity to make a statement if he or she desires to do so. Cohen provides audit services and review of certain documents to be filed with the SEC. The Audit Committee pre-approves all audit engagements of the Trust's independent registered public accounting firm. One hundred percent of the fees presented below were pre-approved. The Audit Committee pre-approves non-audit engagements of Trust's independent registered public accounting firm. The Audit Committee also pre-approves any non-audit services proposed to be provided by the independent registered public accounting firm to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the auditor's engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. Neither North Country Advisers, nor any entity controlling, controlled by, or under common control with the North Country Advisers has engaged Cohen for any services.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2022	$14,000	$0	$3,000	$0	$3,000
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2023	$16,000	$0	$3,000	$0	$3,000
2024	$16,250*	$0*	$3,000*	$0*	$3,000*

* Estimated

The Board and Audit Committee did not use the waiver provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than full-time permanent employees of Cohen.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meetings other than as set forth above. If any other matters properly come before the Meetings that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-888-350-2990, or write the Fund at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

Important Notice Regarding the Availability of Proxy Materials for the Meetings of Shareholders to be Held on February 26, 2025

A copy of the Notice of each Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballots are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

James Colantino

President

The North Country Funds

Dated: January 22, 2025

If you have any questions before you vote, please call Fund's proxy information line toll free at 1-833-207-6913 to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

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PLEASE DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE OF EACH ENCLOSED PROXY FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Meetings of Shareholders:

A copy of the Proxy Statement is available at: www.proxyvote.com.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

THE NORTH COUNTRY FUNDS

and

ADVISORS PREFERRED LLC

AGREEMENT, effective as of [_______], 2025 or such later date indicated in Appendix A with respect to individual funds, between The North Country Funds, a Massachusetts business trust (the "Trust"), and Advisors Preferred LLC, a Maryland limited liability company (the "Adviser") located at 1445 Research Blvd, Suite 530, Rockville, MD 20850.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the series governed by this Agreement are named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and if applicable collectively as the "Funds");

WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii)

A-1

determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

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1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund(s) and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund(s), under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Funds"), Appendix A to this Agreement may be amended to make such Additional Funds subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Funds, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any Additional Fund subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund(s).

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. The Adviser shall not bear expenses of a Fund's operation, except the preceding and those specifically allocated to the Adviser under this agreement in Appendix A or under any separate agreement between the Trust and the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund(s) under any separate agreement or arrangement between the parties.

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2.2 Expenses to be Paid by a Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement in Appendix A or under any separate agreement between the Trust and the Adviser.

Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the respective Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. Some expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, sub-dividend disbursing agent, sub-transfer agent, sub-accounting agent, or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees except those affiliated with the Adviser, all expenses incurred in connection with unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. (i) All expenses incidental to holding meetings of shareholders where the need for the meeting is not the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor. (ii) All expenses incidental to holding meetings of shareholders where the need for the

A-4

meeting is the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of a Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of a Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to a Fund in a manner approved by its Trustees.

2.2.14 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.15 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's portfolio securities.

2.2.16 Taxes. All taxes or governmental fees payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.17 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

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2.2.19 Rule 12b-1 Distribution and/or Service Fees. Such expenses incurred pursuant to a 12b-1 plan as applicable to a Fund and one or more of its share classes.

3. Management Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the relevant Fund and in accordance with the Adviser's proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

A-6

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser represents it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, member, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to

A-7

follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, member, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date of execution, and in the case of a new Fund, as of the date upon which the new Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and if such amendment is material, (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such material amendment as

A-8

required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named The North Country Funds and each Fund may be identified, in part, by the name "North Country."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

A-9

19. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflict of laws principles thereof.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

THE NORTH COUNTRY FUNDS

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

	Fund Name	Annual Management Fee as a Percent of Average Net Assets of the Fund	Effective Date
1	The North Country Large Cap Equity Fund (1)	0.70%	[___], 2025

(1)	Pursuant to Section 2 of this Agreement, the Adviser shall bear expenses identified under Section 2.2.9(ii).
A-10

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized.

THE NORTH COUNTRY FUNDS By: ___________________ Name: James R. Colantino Title: President	ADVISORS PREFERRED LLC By: _________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer

A-11

Exhibit B

THE NORTH COUNTRY FUNDS

OPERATING EXPENSES LIMITATION AGREEMENT

THE NORTH COUNTRY LARGE CAP EQUITY FUND

THIS OPERATING EXPENSES LIMITATION AGREEMENT (the "Agreement") is by and between THE NORTH COUNTRY FUNDS, a Massachusetts business trust (the "Trust"), on behalf of The North Country Large Cap Equity Fund, (the "Fund") a series of the Trust and the adviser of such Fund, Advisors Preferred, LLC (the "Adviser"). This Agreement is effective as of the commencement of the provision of investment advisory services by the Adviser.

WITNESSETH:

WHEREAS, the Adviser renders advice and services to the Trust pursuant to the terms and provisions of an investment advisory agreement with the Trust with effect as of the [______], 2025, and as may be amended from time to time (the "Investment Advisory Agreement"); and

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Adviser; and

WHEREAS, the Adviser desires to limit the Fund's Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Adviser to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Adviser hereby agrees to limit the Fund's current Operating Expenses to an annual rate, expressed in annualized terms as a percentage of the Fund's average daily net assets, to the amounts listed in Appendix A (the "Annual Limit"). In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Adviser will pay to that Fund (or receive reduced advisory fees), on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due.

2. Definition. For purposes of this Agreement, the term "Operating Expenses" with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Adviser's investment advisory or management fee detailed in the Investment Advisory Agreement, and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent

B-1

deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation.

3. Reimbursement of Fees and Expenses. The Adviser retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved within the Operating Expense Limitation listed in Appendix A and within any then-current operating expense limitation.

4. Term. This Agreement shall become effective as described above and shall remain in effect for at least two years, unless sooner terminated as provided in Paragraph 5 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust and the Adviser.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days' written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate, with respect to the Fund listed in Appendix A if the Investment Advisory Agreement for the Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement's termination for the Fund. However, the right to reimbursement shall survive the automatic termination of this Agreement caused by the Termination of the Investment Advisory Agreement if caused by a change in control of the Adviser.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

signature page follows

B-2

THE NORTH COUNTRY FUNDS	ADVISORS PREFERRED, LLC
on behalf of
The North Country Large Cap Equity Fund

By:_______________________	By: ______________________
Name: James R. Colantino	Name: Catherine Ayers-Rigsby
Title: President	Title: Chief Executive Officer

Appendix A

Fund	Share Class	Operating Expense Limit
The North Country Large Cap Equity Fund	n/a	1.03%

B-3

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held February 26, 2025 at 10:00 a.m. Eastern time (“First Meeting”):

A copy of the Proxy Statement is available at www.proxyvote.com.

V61026-Z89292

THE NORTH COUNTRY LARGE CAP EQUITY FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 26, 2025 at 10:00 A.M. EASTERN TIME (“First Meeting”)

The undersigned, revoking previous proxies, if any, hereby appoints Sean Lawler, Richard Gleason, and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the First Meeting of The North Country Large Cap Equity Fund (the “Fund”) to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215 on February 26, 2025 at 10:00 a.m., Eastern Time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE FIRST MEETING. HOWEVER, IF CORONAVIRUS RELATED SAFETY CONSIDERATIONS REMAIN AT THE TIME OF THE FIRST MEETING, THE FIRST MEETING MAY BE HELD ELECTRONICALLY.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE FIRST MEETING.

THE NORTH COUNTRY LARGE CAP EQUITY FUND
C/O ULTIMUS FUND SOLUTIONS, LLC
4221 NORTH 203RD STREET, SUITE 100, ELKHORN, NE 68022-3474

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61025-Z89292          KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board unanimously recommends you vote “FOR” Proposal 1.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	To approve the election of five new trustees: Charles R. Ranson, Felix Rivera, David M. Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby.		☐	☐	☐

	01)	To elect Charles R. Ranson as a Trustee of The North Country Funds.
	02)	To elect Felix Rivera as a Trustee of The North Country Funds.
	03)	To elect David M. Feldman as a Trustee of The North Country Funds.
	04)	To elect Brian S. Humphrey as a Trustee of The North Country Funds.
	05)	To elect Catherine Ayers-Rigsby as a Trustee of The North Country Funds.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held February 26, 2025 at 10:30 a.m. Eastern time (“Second Meeting”):

A copy of the Proxy Statement is available at www.proxyvote.com.

V61028-Z89292

THE NORTH COUNTRY LARGE CAP EQUITY FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2025 at 10:30 A.M. EASTERN TIME (“Second Meeting”)

The undersigned, revoking previous proxies, if any, hereby appoints Sean Lawler, Richard Gleason, and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Second Meeting of The North Country Large Cap Equity Fund (the “Fund”) to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215 on February 26, 2025 at 10:30 a.m., Eastern Time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE SECOND MEETING. HOWEVER, IF CORONAVIRUS RELATED SAFETY CONSIDERATIONS REMAIN AT THE TIME OF THE SECOND MEETING, THE SECOND MEETING MAY BE HELD ELECTRONICALLY.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SECOND MEETING.

THE NORTH COUNTRY LARGE CAP EQUITY FUND
C/O ULTIMUS FUND SOLUTIONS, LLC
4221 NORTH 203RD STREET, SUITE 100, ELKHORN, NE 68022-3474

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61027-Z89292          KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board unanimously recommends you vote “FOR” each of Proposals 2-3.

		For	Against	Abstain
2.	To approve an investment advisory agreement between the Fund and a new investment adviser, Advisors Preferred LLC	☐	☐	☐
3.	To approve an adjournment of the Second Meeting to solicit additional proxies if there is a quorum, but insufficient proxies at the Second Meeting to approve the foregoing Proposal 2.	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date